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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 9, 2000

                 AmeriCredit Automobile Receivables Trust 2000-D
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


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
United States                        333-84155             88-0359494
-------------                        ---------             ----------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
Incorporation)                       File Number)          Identification No.)
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c/o AmeriCredit Financial Services, Inc.                   76102
    Attention: Chris A. Choate                             -----
    801 Cherry Street, Suite 3900                          (Zip Code)
    Fort Worth, Texas
    (Address of Principal Executive
    Offices)

       Registrant's telephone number including area code - (817) 302-7000
                                                           --------------

                 -----------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Securities and the Auto Loans

            AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $600,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2000-D (the "Trust") issued $93,000,000 Class A-1 6.72% Automobile Receivables Backed Notes, $210,000,000 Class A-2 6.69% Automobile Receivables Backed Notes, $102,000,000 Class A-3 6.74% Automobile Receivables Backed Notes and $195,000,000 Class A-4 Floating Rate Automobile Receivables Backed Notes, (collectively, the "Notes") on November 29, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

            The Notes were issued pursuant to an Indenture attached hereto as
EXHIBIT 4.1, dated as of November 20, 2000, between the Trust and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

            The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

            As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated November 9, 2000 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.



Item 5.  OTHER EVENTS

            The consolidated financial statements of Financial Security Assurance Inc. and its subsidiaries as of December 31, 1999 and 1998 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K, as amended, of Financial Security Assurance Holdings Ltd. and the unaudited consolidated financial statements of Financial Security Assurance Inc. and subsidiaries as of September 30, 2000, as amended, included in the Quarterly Reports on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended September 30, 2000 are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of September 16, 1999 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.




                                       2
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Item 7.     Financial Statements, Pro Forma Financial
                            INFORMATION AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

            1.1 Underwriting Agreement, dated as of November 9, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the "Seller"), and Credit Suisse First Boston Corporation, as Representative of the Underwriters (the "Representative").

            4.1 Indenture, dated as of November 20, 2000, between AmeriCredit Automobile Receivables Trust 2000-D (the "Trust") and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent.

            4.2 Amended and Restated Trust Agreement, dated as of November 20, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

            4.3 Sale and Servicing Agreement, dated as of November 20, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent.

            4.4 Financial Guaranty Insurance Policy, dated as of November 29, 2000 and delivered by Financial Security Assurance Inc. (the "Insurer").

            10.1 Purchase Agreement, dated as of November 20, 2000, between AmeriCredit Financial Services Inc., as Seller, and AFS Funding Corp., as Purchaser.

            10.2 Indemnification Agreement, dated as of November 20, 2000, among the Insurer, the Seller and the Representative.

            23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

            23.2  Report of PWC regarding financial statement the Trust.

            23.3  Consent of PWC regarding financial statements of the Insurer.

            99.1 Statistical information for the receivables as of the Initial Cutoff Date.


                                       3
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-D

                              By:   AmeriCredit Financial Services, Inc., as
                                    Sponsor


                                    By:  /s/ Preston Miller
                                         -------------------------------
                                        Name:  Preston Miller
                                        Title: Senior Vice President and
                                               Treasurer

Dated:  December 14, 2000


                                       4
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                                  EXHIBIT INDEX

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

Exhibit No.         Description

1.1 Underwriting Agreement, dated as of November 9, 2000, among AmeriCredit Financial Services, Inc., as Sponsor, AFS Funding Corp., as Seller (the "Seller"), and Credit Suisse First Boston Corporation, as Representative of the Underwriters (the "Representative").

4.1 Indenture, dated as of November 20, 2000, between AmeriCredit Automobile Receivables Trust 2000-D (the "Trust") and The Chase Manhattan Bank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of November 20, 2000, between the Seller and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of November 20, 2000, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, and The Chase Manhattan Bank, as Backup Servicer and Trust Collateral Agent.

4.4 Financial Guaranty Insurance Policy, dated as of November 29, 2000 and delivered by Financial Security Assurance Inc. (the "Insurer").

10.1 Purchase Agreement, dated as of November 20, 2000, between AmeriCredit Financial Services Inc., as Seller, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated as of November 20, 2000, among the Insurer, the Seller and the Representative.

23.1 Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

23.2                Report of PWC regarding financial statement the Trust.

23.3 Consent of PWC regarding financial statements of the Insurer.

99.1 Statistical information for the receivables as of the Initial Cutoff Date.
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